UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 25, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




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SIMULTANEOUSLY  SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

                 On September 27, 2006,  First Montauk  Financial  Corp., a
                 New Jersey corporation ("First Montauk" or "Registrant"), FMFG Ownership, Inc., a Delaware corporation ("Parent") and its wholly-owned subsidiary, FMFG AcquisitionCo, Inc., a New Jersey corporation ("Merger Sub"), entered into Amendment No. 1, dated as of September 25, 2006 ("Amendment No. 1"), to the Agreement and Plan of Merger, dated as of May 5, 2006
                 (the "Merger  Agreement").  Under the terms of Amendment No. 1,
                 Section 8.01(b)(i) of the Merger Agreement is amended to change the termination date from October 31, 2006 to December 31, 2006. All other terms of the Merger Agreement are unchanged by Amendment No. 1.

                 The foregoing description of Amendment No. 1 is qualified in its entirety by reference to Amendment No. 1, which is attached as Exhibit 2.01 to this Current Report on Form 8-K, and is incorporated herein by reference.



Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

              2.01 Amendment No. 1, dated as of September 25, 2006, to the Agreement and Plan of Merger, by and among First Montauk Financial Corp., FMFG Ownership, Inc. and
                      FMFG AcquisitionCo, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: President and
                                                         Chief Executive Officer
                                                  Date:  September 28, 2006






                                  EXHIBIT INDEX

    Exhibit
    Number       Description
    -------      -----------


     2.01 Amendment No. 1, dated as of September 25, 2006, to the Agreement and Plan of Merger, by and among First Montauk Financial Corp., FMFG Ownership, Inc. and FMFG AcquisitionCo, Inc.